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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 22, 2001, included and incorporated by reference in the Registration Statement (Form S-3) and related Prospectus of Dal-Tile International Inc. for the registration of 16,100,000 shares of its common stock.

                                          /s/ ERNST & YOUNG LLP


Dallas, Texas
April 26, 2001